UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Sonim Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION. DATED SEPTEMBER 9, 2025

Sonim Technologies, Inc. 4445 Eastgate Mall, Suite 200 San Diego, CA 92121

Notice of 2025 Special Meeting

and Proxy Statement

Date and Time:	[day], [month] [XX], 2025 9:00 a.m., Pacific Time

Location:	Participate virtually at www.proxydocs.com/SONM

Sonim Technologies, Inc. 4445 Eastgate Mall, Suite 200 San Diego, CA 92121

NOTICE OF 2025 SPECIAL MEETING OF STOCKHOLDERS

Date and Time:	[day], [month] [XX], 2025 9:00 a.m., Pacific Time

Virtual Meeting:	Participate online at www.proxydocs.com/SONM

Record Date:	Close of business on September [XX], 2025

To our Stockholders:

Sonim Technologies, Inc. (“Sonim,” the “Company,” or “we”) will hold its 2025 Special Meeting of Stockholders (the “Special Meeting”) on [day], [month] [XX], 2025, at 9:00 a.m., Pacific Time. To provide the opportunity for participation by a broader group of stockholders and provide a consistent and convenient experience to all stockholders regardless of location, the Special Meeting will be held in a virtual-only meeting format. Stockholders will not be able to physically attend the Special Meeting.

If you are a registered stockholder or beneficial owner of our common stock at the close of business on September [XX], 2025, the record date of our Special Meeting, you may attend the virtual meeting, submit questions and vote your shares electronically during the meeting via live audio webcast by visiting www.proxydocs.com/SONM and using the 12-digit control number included on your proxy card or the instructions that accompanied your proxy materials.

At the Special Meeting, holders of our outstanding shares of common stock will be asked to consider and vote upon the following proposals:

1.	To approve an amendment to our certificate of incorporation to effect a reverse split stock of our outstanding common stock at a ratio of not less than 1-for-2 and not greater than 1-for-30, with the exact ratio to be set within that range at the discretion of our board of directors and with such action to be effected at such time and date, if at all, as determined by the board of directors prior to the one-year anniversary of the date on which the reverse stock split is approved by our stockholders at the Special Meeting without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

2.	To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 1,000,000,000 shares (the “Authorized Shares Proposal”);

3.	To approve an amendment to the Sonim Technologies, Inc. 2019 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance by 1,000,000 shares (the “Equity Incentive Plan Increase Proposal”); and

4.

To approve one or more adjournments of the Special Meeting, if necessary or appropriate, from time to time, to a later date or dates, even if a quorum is present, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Reverse Stock Split Proposal, the Authorized Shares Proposal, or the Equity Incentive Plan Increase Proposal (the “Adjournment Proposal”).

You may vote on these matters virtually or by proxy. Each outstanding share of our common stock is entitled to one vote. Whether or not you plan to virtually attend the Special Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes (see “How do I vote?” on page 3 in the accompanying proxy statement):

1.	Vote online or by telephone, by following the instructions included with the proxy card; or

2.	Vote by mail, by completing and returning the enclosed proxy card in the enclosed addressed stamped envelope.

This proxy statement and the form of proxy were first sent or given to stockholders on or about September [XX], 2025.

If you have any questions or require any assistance with voting your shares, please contact Sodali & Co, our proxy solicitor assisting us in connection with the Special Meeting:

430 Park Avenue, 14th Floor

New York, New York 10022

Stockholders Call Toll-Free in North America: (800) 662-5200

Outside of North America Call Collect: (203) 658-94000

E-mail: SONM@investor.sodali.com

By Order of the Board of Directors,

Name:	Clay Crolius
Title:	Secretary

San Diego, California

September [XX], 2025

Sonim Technologies, Inc. 4445 Eastgate Mall, Suite 200 San Diego, California 92121

PROXY STATEMENT
FOR THE 2025 SPECIAL MEETING OF STOCKHOLDERS
To be held on [day], [month] [XX], 2025

This proxy statement contains information about the 2025 Special Meeting of Stockholders (the “Special Meeting”) of Sonim Technologies, Inc. (“Sonim,” the “Company,” or “we”), which will be held on [day], [month] [XX], 2025, at 9:00 a.m., Pacific Time. The Special Meeting will be held virtually via live audio webcast. You will be able to virtually attend the Special Meeting as well as vote and submit your questions during the live audio webcast of the meeting by visiting www.proxydocs.com/SONM and entering the control number included on your proxy card or in the instructions that accompanied your proxy materials.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors ( the “board” or “our board,” whether capitalized or not) with respect to each of the matters set forth in the accompanying notice of meeting. You may revoke your proxy at any time before it is exercised at the meeting by one of the methods described under the title “May I change or revoke my proxy?”

This proxy statement and the form of proxy were first sent or given to stockholders on or about September [XX], 2025.

The mailing address of our principal executive offices is Sonim Technologies, Inc., 4445 Eastgate Mall, Suite 200, San Diego, California 92121.

IMPORTANT INFORMATION REGARDING DELIVERY OF PROXY MATERIALS

Under the Securities and Exchange Commission (the “SEC”) rules, a company may select either of the following options for making proxy materials available to its stockholders:

●	the full set delivery option; or

●	the option often referred to as the “notice and access” option or the “notice-only” option.

A company may use a single method for all of its stockholders or use full set delivery for some while adopting the notice-only option for others.

Full set delivery option

Under the full set delivery option, a company delivers all proxy materials to its stockholders by mail. In addition to delivery of proxy materials to stockholders, a company must post all proxy materials on a publicly accessible website and provide information to stockholders about how to access the website. In connection with the Special Meeting, we have elected to use the full set delivery option. Accordingly, you will receive all proxy materials by mail.

Notice-only option

Under the notice-only option, which we have elected NOT to use for the Special Meeting, a company must post all proxy materials on a publicly-accessible website. Instead of delivering proxy materials to its stockholders, a company may deliver a notice of Internet availability of proxy materials, which includes, among other things:

●	information regarding the date and time of the meeting of stockholders, as well as the items to be considered at the meeting;

●	information regarding the website where the proxy materials are posted; and

●	various means by which a stockholder can request paper or e-mail copies of the proxy materials.

If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days and by first class mail.

Use the notice and access option in the future

Although we have elected to use the full set delivery option in connection with the Special Meeting, we may choose to use the notice-only option in the future. By reducing the amount of materials that a company needs to print and mail, the notice and access option provides an opportunity for cost savings as well as conservation of paper products. We will evaluate the future possible cost savings as well as the possible impact on stockholder participation as we consider future use of the notice-only option.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause the actual results, performance, or achievements of the Company and its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The words or phrases “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would,” “could,” “should,” “potential,” “seek,” “evaluate,” “pursue,” “continue,” “design,” “impact,” “affect,” “forecast,” “target,” “outlook,” “initiative,” “objective,” “priorities,” “goal,” or the negative of such terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to statements concerning our goals, commitments, strategies and mission, our plans and expectations regarding:

●	potential benefits and risks of the reverse stock split and its effect on our common stock;

●	potential effects of the increase of authorized shares of common stock;

●	the impact of the increase in the shares authorized for issuance under our equity incentive plan on our ability to retain qualified employees; and

●	our ability to regain compliance with the Nasdaq Listing Rules.

We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those in the forward-looking statements, including, without limitation, risks related to the reverse stock split discussed in the section of this proxy statement titled “Certain risks associated with the Reverse Stock Split” and other risks and uncertainties described in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and other documents we have filed with the SEC thereafter. Other unknown or unpredictable factors also could have material adverse effects on our future results, performance, or achievements. In light of these risks, uncertainties, assumptions, and factors, the forward-looking events discussed herein may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date hereof. Except as required by applicable law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events, or otherwise.

WEBSITE INFORMATION

Websites throughout this proxy statement are provided for reference only. Websites referred to herein are not incorporated by reference into this proxy statement.

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GENERAL INFORMATION ABOUT 2025 SPECIAL MEETING

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about September [XX], 2025, we will begin mailing our proxy materials, including the Notice of the 2025 Special Meeting of Stockholders, this proxy statement, and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank, or other nominee), a voting instruction form. Additionally, our proxy materials will be made available to our stockholders on the Internet at https://ir.sonimtech.com/ on or about the same date.

Why did I receive these proxy materials?

We have delivered printed proxy materials to you because our board is soliciting your proxy to vote at the Special Meeting, including any continuation, postponement, or adjournment. You are invited to attend the Special Meeting online to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign, and return the proxy card, or follow the instructions below to submit your proxy over the telephone or via the Internet.

These proxy materials include a proxy card for the Special Meeting. The proxy cards are being solicited on behalf of the board. The proxy materials include detailed information about the matters that will be discussed and voted on at the Special Meeting and provide updated information about the Company that you should consider in order to make an informed decision when voting your shares.

Who is soliciting my vote?

Our board is soliciting your vote for the Special Meeting.

When is the record date for the Special Meeting?

The record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting has been set as the close of business on September [XX], 2025.

How many votes do I have?

Each share of common stock outstanding on the record date entitles the holder thereof to one vote, without cumulation, on each matter to be voted upon at the meeting. As of the record date for the Special Meeting, there were [17,781,919] shares of common stock, issued, outstanding, and entitled to vote.

How do I vote?

If you are a stockholder of record as of the record date, there are several ways for you to vote, or authorize a proxy to vote, your shares.

Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote in the manner you indicate. If you submit a proxy but do not indicate any voting instructions, your votes will be voted in accordance with our board’s recommendations. Voting by proxy will not affect your right to attend the Special Meeting. The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker, or other nominee who is the recordholder.

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If your shares are registered directly in your name through our stock transfer agent, or if you have stock certificates registered in your name, you may vote:

●	By Internet or by telephone. Follow the instructions included in the proxy card to vote by Internet or telephone. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Pacific Time on [XX], 2025.

●	By mail. As described in the notice of Internet availability, you may request printed proxy materials, in which case you may complete, sign, and return the proxy card in the postage pre-paid envelope accompanying the proxy materials so that it is received prior to the Special Meeting.

●	At the meeting. If you attend the Special Meeting, you can vote using the 12-digit control number in your notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

If your shares are held in “street name” (meaning the shares are held in the name of a bank, broker, or other nominee who is the record holder), you must provide the bank, broker, or other nominee with instructions on how to vote your shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from the bank, broker, or other nominee to vote by Internet or telephone.

●	By mail. You will receive instructions from the bank, broker, or other nominee explaining how to vote your shares.

●	At the meeting. If you attend the Special Meeting, you can vote using the 12-digit control number in your notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

To ensure that your vote is counted, please remember to submit your vote by the date and time indicated on your proxy card, voting instruction form, or e-mail notification, as applicable.

How does the Board recommend that I vote on the proposals?

There are four proposals scheduled for a vote:

Voting Matter	Board Vote Recommendation	Page Reference For More Information
Proposal 1 — The Reverse Stock Split Proposal	FOR	8
Proposal 2 — The Authorized Shares Proposal	FOR	16
Proposal 3 — The Equity Incentive Plan Increase Proposal	FOR	19
Proposal 4 — The Adjournment Proposal	FOR	29

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Are there any matters to be voted on at the Special Meeting that are not included in this proxy statement?

No. Pursuant to our amended and restated bylaws, any business transacted at any Special Meeting of stockholders is limited to the matters stated in the notice of the meeting.

May I change or revoke my proxy?

Yes. You may change or revoke your previously submitted proxy at any time before the Special Meeting or, if you attend the Special Meeting virtually, at the Special Meeting before the polls close.

If you hold your shares as a record holder, you may change or revoke your proxy in any one of the following ways:

●	By re-voting at a subsequent time by Internet or by telephone as instructed above;

●	By signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	By delivering a signed revocation letter to the following address: P.O. BOX 8016, Cary, NC 27512-9903 c/o Mediant Communications; or

●	By attending the Special Meeting and voting virtually. Attending the Special Meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked by voting at the Special Meeting.

Your latest-dated proxy card, Internet, or telephone vote is the one that is counted.

If your shares are held in the name of a bank, broker, or other nominee, you may change your voting instructions by following the instructions of your bank, broker, or other nominee.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, it means you hold your shares in more than one name or account. In order to vote all of your shares, you should sign and return all of the proxy cards you receive or follow the instructions for any alternative voting procedures on the proxy cards or notices you receive. Please vote in the manner described under “How do I vote?” for each account to ensure that all of your shares are voted.

How is a quorum reached?

Our amended and restated bylaws provide that the presence, in person, by remote communication, or by proxy of the holders of one-third of the voting power of the outstanding shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the Special Meeting. Thus, votes of stockholders of record who are present at the Special Meeting virtually or by proxy, broker non-votes, and abstentions will be counted for purposes of determining whether a quorum exists.

As noted above, as of the record date for the Special Meeting, there were [17,781,919] shares of common stock, issued, outstanding, and entitled to vote, which means that [5,927,307] shares of common stock must be present in person or represented by proxy at the Special Meeting to establish a quorum.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and “broker non-votes” are counted as present for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

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What is the effect if I fail to give voting instructions to my broker, bank, or other nominee?

If your shares are held in “street name” by a broker, bank, or other nominee, your broker, bank, or other nominee is required to vote your shares according to your instructions.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If a proposal is routine and, therefore, a discretionary item, your broker, bank, or other nominee will be able to vote on such proposal even if it does not receive instructions from you. If a proposal is a non-routine proposal and, therefore, a “non-discretionary” item, in the event you do not instruct your broker how to vote with respect to such proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.” If you do not give instructions to your broker, bank, or other nominee, the broker, bank, or other nominee will still be able to vote your shares with respect to certain “discretionary” items on “routine” proposals, but will not be allowed to vote your shares with respect to “non-discretionary” items.

The table set forth below illustrates whether each proposal is routine or non-routine.

Voting Matter	Routine or non-Routine
Proposal 1 — The Reverse Stock Split Proposal	Routine
Proposal 2 — The Authorized Shares Proposal	Routine
Proposal 3 — The Equity Incentive Plan Increase Proposal	Non-routine
Proposal 4 — The Adjournment Proposal	Routine

What are my voting options with respect to each proposal and how many votes are required to approve each proposal?

The table set forth below illustrates the voting options, vote required, and effect of abstentions and broker non-votes for each proposal, assuming a quorum is present at the Special Meeting:

Voting Matter	Voting Options	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-Votes	Effect of Abstentions
Proposal 1 — The Reverse Stock Split Proposal	For, against, or abstain	Affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (votes cast FOR the proposal must exceed votes cast AGAINST the proposal to approve it)	Yes	N/A	No effect
Proposal 2 — The Authorized Shares Proposal	For, against, or abstain	Affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (votes cast FOR the proposal must exceed votes cast AGAINST the proposal)	Yes	N/A	No effect
Proposal 3 — The Equity Incentive Plan Increase Proposal	For, against, or abstain	Affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy at the Special Meeting and entitled to vote on the matter	No	No effect	Against
Proposal 4 — The Adjournment Proposal	For, against, or abstain	Affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy at the Special Meeting and entitled to vote on the matter	Yes	N/A	Against

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What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers, and employees may solicit proxies in person or by e-mail or other electronic means, or by telephone. We will pay these directors, officers, and employees no additional compensation for these services. We will ask banks, brokers, and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable, out-of-pocket expenses. The expense associated with the solicitation of proxies will include reimbursement for postage and clerical expenses to brokerage houses and other custodians, nominees, or fiduciaries for forwarding proxy materials and other documents to beneficial owners of stock held in their names. We have engaged the services of Sodali & Co with respect to proxy soliciting matters at an expected cost of approximately $20,000, not including incidental expenses.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting by the board. We expect that votes will be counted by our Secretary, as the inspector of election appointed for the Special Meeting, who will separately tabulate the votes with respect to all proposals.

How do I attend the Special Meeting?

We will host the Special Meeting live online via audio webcast. Any stockholder as of the record date will be able to attend and participate in the Special Meeting online by accessing www.proxydocs.com/SONM. To join the Special Meeting, you will need to enter your 12-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. Beneficial owners who do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the meeting. Instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee. Even if you plan to attend the Special Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting.

The live audio webcast of the Special Meeting will begin promptly at 9:00 a.m., Pacific Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Special Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.

Will there be a question-and-answer session?

As part of the Special Meeting, we will hold a live question and answer session, during which we intend to answer pertinent questions submitted prior to and during the meeting via the Q&A, as time permits and based on the nature of the questions. Questions and answers may be grouped by topic, and substantially similar questions may be grouped and answered once. We may also elect to address all the questions following the Special Meeting in order to provide more detailed and accurate information to our stockholders.

What if I need technical assistance?

Beginning 15 minutes prior to the start of and during the Special Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call the support team listed on the virtual meeting website at www.proxydocs.com/SONM.

How can I know the voting results?

We plan to announce preliminary voting results at the Special Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting.

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PROPOSAL 1 — REVERSE STOCK SPLIT

General

Our board approved and declared advisable, subject to stockholder approval, a certificate of amendment to our amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), which would effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock at a ratio of not less than 1-for-2 and not more than 1-for-30 (the “Reverse Stock Split”) at any time prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Special Meeting, with the exact ratio to be set within this range by our board at its sole discretion. The form of the proposed certificate of amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Annex A to this Proxy Statement (the “Reverse Split Amendment”).

Upon the effectiveness of the Reverse Split Amendment, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares in accordance with the ratio for the Reverse Stock Split selected by our board. The number of shares of common stock underlying outstanding equity awards and available for future awards under our equity incentive plans, as well as the number of shares issuable upon exercise of outstanding warrants, would also be proportionately reduced in the same manner as a result of the Reverse Stock Split. The Reverse Split Amendment that will be filed to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by our board, within the range approved by our stockholders.

If the Reverse Stock Split Proposal is approved by our stockholders, our board would have the sole discretion to effect the amendment and the Reverse Stock Split at any time prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Special Meeting, and to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than 1-for-2 and not more than 1-for-30. We believe that enabling our board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits to us and our stockholders, as described below. The determination of the ratio of the Reverse Stock Split will be based on a number of factors, described further below under the heading “Determination of the Reverse Stock Split ratio.”

If the Reverse Stock Split Proposal is approved by our stockholders and our board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective upon the time specified in the Reverse Split Amendment, as filed with the Secretary of State of the State of Delaware. The exact timing of the filing of the Reverse Split Amendment and the Reverse Stock Split will be determined by our board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. Our board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the Reverse Split Amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware, our board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed. If our board does not effect any Reverse Stock Split on or prior to the one-year anniversary of the Special Meeting, stockholder approval would again be required prior to implementing any reverse stock split.

Reasons for the Reverse Stock Split

Regaining Compliance with the Minimum Bid Price Rule

Our primary objective in asking for the authority to effect the Reverse Stock Split is to raise the per share trading price of our common stock. Our common stock is publicly traded and listed on Nasdaq Capital Market under the symbol “SONM.” To maintain listing, Nasdaq requires, among other things, that our common stock maintain a minimum closing bid price of $1.00 per share (the “Minimum Bid Price Rule”).

On August 13, 2025, we received a letter from Nasdaq notifying us that, because the bid price for our common stock has fallen below $1.00 per share for 30 consecutive business days, we no longer comply with the Minimum Bid Price Rule for continued listing. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were provided a period of 180 calendar days, or through February 9, 2026, to regain compliance with the Minimum Bid Price Rule. To regain compliance, the closing bid price of our common stock must be at least $1.00 per share for a minimum of ten (10) consecutive business days as required under Nasdaq Listing Rule 5810(c)(3)(A) (unless the Nasdaq staff exercises its discretion to extend this 10-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H)). We have not regained compliance with the Minimum Bid Price Rule as of the date of this proxy statement.

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While we intend to monitor the closing price of our common stock and consider available options depending on the trading price of our common stock, no assurance can be made that we will in fact be able to comply with the Minimum Bid Price Rule. Reducing the number of outstanding shares of our common stock should, absent other factors, result in an increase in the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would, following the Reverse Stock Split, remain over any applicable minimum bid price requirements. Accordingly, our board believes that it is in the best interest of the Company and its stockholders that the board has the ability to effect, in its discretion, the Reverse Stock Split to improve the price level of our common stock so that we are able to maintain continued compliance with the Minimum Bid Price Rule and minimize the risk of future delisting from Nasdaq.

Additional Reasons to Effect the Reverse Stock Split

In addition to the primary purpose for effecting the Reverse Stock Split, an increase in the per-share trading price of our common stock is expected to:

●	increase the acceptability of our common stock to long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices;

●	make our common stock eligible for investment by brokerage houses and institutional investors that have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin;

●	make our common stock more attractive for investors who may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks; and

●	expand our options in connection with the strategic alternatives process and continuation of our business following the disposition of our legacy business pursuant to an asset purchase agreement entered into on July 17, 2025.

In evaluating whether to effect the Reverse Stock Split, our board has taken, and will take, into consideration negative factors associated with reverse stock splits. These factors are delineated under the heading “Certain risks associated with the Reverse Stock Split .” In approving and recommending the Reverse Stock Split Proposal, our board determined that these potentially negative factors were significantly outweighed by the potential benefits.

Although we expect that the Reverse Stock Split will increase the market price of our common stock as a result of having fewer outstanding shares, the Reverse Stock Split may not result in a permanent increase in the market price of our common stock, which will continue to be dependent on many factors, including general economic, market, and industry conditions and other factors detailed from time to time in the reports we file with the SEC. In addition, there can be no assurance that our common stock will not be delisted due to a failure to meet other continued listing requirements of Nasdaq even if the market price per post-split share of our common stock remains in excess of $1.00.

Determination of the Reverse Stock Split ratio

If our stockholders approve the Reverse Stock Split Proposal, our board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-2 to 1-for-30 range, would be determined by our board in its sole and absolute discretion and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our board will consider, among other things, factors such as:

●	the historical trading prices and trading volume of our common stock;

●	the number of shares of our common stock outstanding;

●	the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

●	our ability to maintain our listing on the Nasdaq Capital Market;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

●	business developments affecting us; and

●	prevailing general market and economic conditions.

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Certain risks associated with the Reverse Stock Split

Before voting on this proposal, you should consider the following risks associated with the implementation of the Reverse Stock Split.

●	Although we expect that the Reverse Stock Split will result in an increase in the market price of our common stock, we cannot assure you that the Reverse Stock Split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of shares of common stock outstanding or result in a permanent increase in the market price. The effect the Reverse Stock Split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success, and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

●	If the Reverse Stock Split is consummated, but the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

●	Although our board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

●	Furthermore, the implementation of the Reverse Stock Split would not change the total number of shares of our common stock authorized for issuance. As a result, the number of shares of our common stock available for issuance following the implementation of the Reverse Stock Split would increase to the extent the Reverse Stock Split reduces the number of outstanding shares of our common stock. Such available shares may be used for future corporate purposes, including future acquisitions, investment opportunities, the establishment of collaboration or other strategic agreements, capital raising transactions involving equity or convertible debt securities, future at-the-market offerings of common stock, or issuance under current or future employee equity plans, and the issuance of equity securities in connection with such transactions may result in potentially significant dilution of our current stockholders’ ownership interests in the Company.

●	In addition, although the purpose of the Reverse Stock Split is not to establish any barriers to a change of control or acquisition of the Company, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances because the proportion allows for dilutive issuances. We are not aware of any attempt or plan to obtain control of us.

●	The Reverse Stock Split may result in some stockholders owning “odd lots” of fewer than one hundred (100) shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of one hundred (100) shares.

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Principal Effects of the Reverse Stock Split

Capital stock

After the effective date of the Reverse Stock Split, each stockholder will own a reduced number of shares of our common stock. However, the Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share (as described below). Voting rights and other rights and preferences of the holders of our common stock will not be affected by a Reverse Stock Split (except for adjustments that may result from the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Stock Split would continue to hold 1% (assuming there is no impact as a result of the adjustments that may result from the treatment of fractional shares) of the voting power of the outstanding shares of our common stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split. The Reverse Stock Split would not change the terms of our common stock.

After the effective time of the Reverse Stock Split, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number (if any) will need to be exchanged for stock certificates with the new CUSIP number.

Unless the Authorized Shares Proposal is approved by our stockholders and implemented by our board, as more particularly described in “Proposal 2 — Increase of Authorized Shares of Common Stock,” the number of authorized shares of our common stock will remain at 100,000,000.

The number of authorized shares of our preferred stock will remain at 5,000,000. The Reverse Stock Split also will not change the number of shares of Series A Junior Participating Preferred Stock authorized and designated under our Certificate of Incorporation in connection with the adoption of the Company’s poison pill in the form of a stockholder rights plan.

The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the Reverse Stock Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act.

Outstanding warrants

If the Reverse Stock Split is approved and effected, under the terms of the warrants, the exercise price per share of such warrants will be increased by multiplying the current exercise price by a fraction of which the numerator shall be the number of shares of our common stock outstanding immediately before the Reverse Stock Split and of which the denominator shall be the number of shares of our common stock outstanding immediately after the Reverse Stock Split, and the number of shares issuable upon exercise of the warrants shall be proportionately adjusted such that the aggregate exercise price of the warrants shall remain unchanged.

Plans and outstanding awards

We maintain our EIP and ESPP (together, the “Plans”), which are designed primarily to provide stock-based incentives to our employees and other individual service providers. Our board generally has the discretion to determine the appropriate adjustments to the Plans and outstanding awards and purchase rights under the Plans in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is implemented, the number of shares of common stock subject to outstanding options, restricted stock unit awards, and other equity awards issued under the Plans, and the number of shares reserved for future issuance and all other share limits under the Plans will be reduced by the same ratio as the reduction in the outstanding shares, in each case rounded down to the nearest whole share. Furthermore, the exercise price of any outstanding options would be proportionately increased based on the Reverse Stock Split ratio selected by our board, and any fractional cents that may result therefrom shall be rounded up.

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Poison Pill

On April 21, 2025, following the approval by our board, the Company entered a limited duration stockholder rights agreement, dated as of April 21, 2025 (the “Rights Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Rights Agent”).

In connection with the Rights Agreement, the Company declared a dividend of one right (“Right”) to purchase one-thousandth of one share of the Company’s newly designated Series A Junior Participating Preferred Stock, par value $0.001 per share (each, a “Preferred Share” and collectively, the “Preferred Shares”), for each outstanding share of the Company’s common stock to the stockholders of record as of the close of business on May 2, 2025. The Rights Agent currently serves as the Company’s transfer agent with respect to its common stock and also has been appointed transfer agent with respect to the Preferred Shares, if any, that may be issued pursuant to the exercise of rights under the Rights Agreement. The Rights will expire on April 21, 2026, unless the rights are earlier redeemed or exchanged by the Company.

If the Reverse Stock Split is implemented, then

(i)	the number of one one-thousandth of a Preferred Share purchasable after the Reverse Stock Split upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandth of a Preferred Share so purchasable immediately prior to the Reverse Stock Split by a fraction, the numerator of which is the number of shares of our common stock outstanding immediately before the Reverse Stock Split and the denominator of which is the number of shares of our common stock outstanding immediately after the Reverse Stock Split;

(ii)	each share of our common stock outstanding immediately after the Reverse Stock Split shall have issued with respect to it that number of Rights that each share of common stock outstanding immediately prior to the Reverse Stock Split had issued with respect to it, and

(iii)	the purchase price (as determined in accordance with the Rights Agreement) (the “Purchase Price”) immediately prior to the effective date of the Reverse Stock Split shall be adjusted so that the Purchase Price after the Reverse Stock Split shall be determined by multiplying the Purchase Price in effect immediately prior to the Reverse Stock Split by a fraction, the numerator of which is the number of shares of our common stock outstanding immediately prior to the Reverse Stock Split and the denominator of which is the number of shares of our common stock outstanding immediately after the Reverse Stock Split.

Illustration of the effect of the Reverse Stock Split in a tabular form

The following table illustrates the effects of the Reverse Stock Split at various ratios, without giving effect to any adjustments for fractional shares of common stock, on our outstanding shares of common stock as of September [XX], 2025, the record date of the Special Meeting. We have also demonstrated the effect on authorized shares of common stock, should the Authorized Shares Proposal be approved:

	Before Reverse	After Reverse Stock Split
	Stock Split	1-for-2	1-for-15	1-for-30
Shares of common stock issued and outstanding	[17,781,919]	[8,890,960]	[1,185,462]	[592,731]
Total number of shares of common stock authorized to be issued (if the Authorized Shares Proposal is NOT approved)	100,000,000	100,000,000	100,000,000	100,000,000
Total number of shares of common stock authorized to be issued (if the Authorized Shares Proposal is approved)	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Total number of shares of preferred stock authorized to be issued	5,000,000	5,000,000	5,000,000	5,000,000
Shares reserved for future grants of awards under the EIP (if the Equity Incentive Plan Increase Proposal is not approved)	[43,927]	[21,964]	[2,928]	[1,464]
Shares reserved for future grants of awards under the EIP (if the Equity Incentive Plan Increase Proposal is approved)	[1,043,927]	[521,964]	[69,595]	[34,798]
Shares reserved for issuance upon exercise of outstanding warrants to purchase common stock	[1,133,625]	[566,813]	[75,575]	[37,788]
Total number of one one-thousandth of a Preferred Share purchasable upon exercise of each Right (Poison Pill)	1	2	15	30
Rights per share of common stock (Poison Pill)	1	1	1	1
The Purchase Price for each one-thousandth of a Preferred Share (Poison Pill)	$4	$8	$60	$120

Procedures for effecting a Reverse Stock Split

Reverse Split Amendment

If stockholders approve the Reverse Stock Split Proposal, and if our board determines to effect the Reverse Stock Split (with the ratio to be determined in the sole discretion of our board within the parameters described), we will file the Reverse Split Amendment with the Secretary of State of the State of Delaware, reflecting such Reverse Stock Split ratio determined by the board. The Reverse Stock Split will become effective at the time and on the date of filing of, or at such later time as is specified in the Reverse Split Amendment, which we refer to as the “effective time” and the “effective date,” respectively. The effective time of the Reverse Split Amendment and the Reverse Stock Split shall be determined in the sole discretion of our board and in accordance with applicable law. The text of the Reverse Split Amendment is subject to modifications to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the board deems necessary and advisable to effect the Reverse Stock Split.

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Registered holders of common stock

Certain of our registered stockholders hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not hold physical certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds shares of common stock in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. As soon as practicable after the effective time of the Reverse Stock Split, the Company’s transfer agent will send to your registered address a statement of ownership indicating the number of post-Reverse Stock Split shares of common stock you hold, together with any ancillary documents, to the extent applicable. If applicable, a check representing a cash payment in lieu of fractional shares will also be mailed to your registered address as soon as practicable after the effective time of the Reverse Stock Split.

Beneficial owners of common stock

Upon the Reverse Stock Split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker, or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Brokers, banks, or other nominees will be instructed to process a reverse stock split for their beneficial holders holding our common stock in “street name.” However, these banks, brokers, or other nominees may have different procedures than registered stockholders for processing a reverse stock split and making payment for fractional shares. If you hold your shares with a bank, broker, or other nominee, and if you have any questions in this regard, we encourage you to contact your nominee.

Treatment of fractional shares

No fractional shares of common stock will be issued in connection with the Reverse Stock Split.

No scrip or fractional shares would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the board. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional share equal to the fraction of which such stockholder would otherwise be entitled multiplied by the closing price per share of common stock on the date of the effective time as reported by Nasdaq (as adjusted to give effect to the Reverse Stock Split). No transaction costs would be assessed to stockholders for the cash payment. Stockholders would not be entitled to receive interest for their fractional shares for the period of time between the effective time and the date payment is received.

After the Reverse Stock Split, then-current stockholders would have no further interest in the Company with respect to their fractional shares. A person entitled to a fractional share would not have any voting, dividend or other rights in respect of their fractional share except to receive the cash payment as described above. Such cash payments would reduce the number of post-Reverse Stock Split stockholders to the extent that there are stockholders holding fewer than that number of pre-Reverse Stock Split shares within the ratio of the Reverse Stock Split that is determined as described above. Reducing the number of post-Reverse Stock Split stockholders, however, is not the purpose of this proposal.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds for fractional shares would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

No appraisal rights

No action is proposed herein for which the laws of the State of Delaware, our Certificate of Incorporation, or our amended and restated bylaws provide a right to our stockholders to dissent and obtain an appraisal of, or payment for, such stockholders’ common stock.

Accounting matters

The Reverse Stock Split would not affect the par value of our common stock per share, which would remain $0.001 par value per share, while the number of outstanding shares of common stock would decrease, in accordance with the Reverse Stock Split ratio. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet would decrease, and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. In addition, cash paid to the shareholders for the fractional shares to which they would have been entitled from the Reverse Stock Split will be recorded as a reduction to the additional paid-in capital account. Following the Reverse Stock Split, the reported per-share net income or loss would be higher because there would be fewer shares of common stock outstanding and we would adjust historical per-share amounts set forth in our future financial statements.

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Reservation of right to abandon the amendment to our Certificate of Incorporation

As previously stated, the board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to effectiveness of the Reverse Split Amendment, the board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Reverse Stock Split. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the board to delay or abandon the Reverse Stock Split. If our board does not effect any Reverse Stock Split on or prior to the one-year anniversary of the Special Meeting, stockholder approval would again be required prior to implementing any reverse stock split.

Material U.S. Federal income tax consequences of the Reverse Stock Split to U.S. Holders

The following discussion describes some anticipated material U.S. Federal income tax consequences to “U.S. holders” (as defined below) of our common stock relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), applicable treasury regulations thereunder (“Treasury Regulations”), judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). There can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the income tax consequences of the proposed Reverse Stock Split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each stockholder should seek advice based on the stockholder’s particular circumstances from an independent tax advisor.

Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. Federal tax consequences of the proposed Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign tax consequence as it relates to the ownership, purchase, or disposition of common stock.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our common stock that for U.S. Federal income tax purposes, is or is treated as:

●	an individual citizen or resident of the U.S.;

●	a corporation (or other entity treated as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state thereof, or the District of Columbia;

●	an estate with income subject to U.S. Federal income tax regardless of its source; or

●	a trust that (a) is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

This discussion is limited to U.S. holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under U.S. Federal income tax laws including, but not limited to, banks, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, entities such as partnerships or S corporations that are treated as “flow-through” entities, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, persons holding their shares of our common stock as part of a “straddle,” “hedging transaction,” “conversion transaction,” or other integrated transaction, U.S. expatriates, persons subject to the alternative minimum tax, persons whose shares constitute “qualified small business stock” for purposes of Code Section 1202, persons who acquired our common stock in connection with employment or the performance of services, or persons who hold their Company common stock through individual retirement or other tax-deferred accounts. This discussion also does not address the tax consequences to us, or to the stockholders that own 5% or more of our common stock, are our affiliates, or are not U.S. holders. In addition, this discussion does not address other U.S. Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the Reverse Stock Split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the Reverse Stock Split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

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If a partnership (or other entity or arrangement treated as a partnership for U.S. Federal income tax purposes) is a Company stockholder, the tax treatment of a partner will generally depend upon the status of the person and the activities of the partnership or other entity or arrangement treated as a partnership for U.S. Federal income tax purposes.

Tax Consequences of the Reverse Stock Split to U.S. Holders

The Reverse Stock Split is intended to constitute a “recapitalization” for U.S. Federal income tax purposes. As such, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder should not recognize gain or loss as a result of the Reverse Stock Split. A U.S. holder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the U.S. holder’s aggregate tax basis in the shares of the common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. holder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Stock Split to shares of common stock received pursuant to the Reverse Stock Split. U.S. holders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Assuming the Reverse Stock Split constitutes a “recapitalization,” the receipt of cash in lieu of fractional shares of common stock pursuant to the Reverse Stock Split should be a taxable transaction for U.S. Federal income tax purposes. A U.S. holder who receives cash in exchange for a fractional share will generally recognize capital gain or loss for U.S. Federal income tax purposes equal to the difference, if any, between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s adjusted tax basis allocated to the fractional share exchanged. Capital gains or losses would be treated as short-term with respect to fractional shares with a holding period of one year or less and as long-term with respect to fractional shares with a holding period of more than one year. The deductibility of net capital losses by individuals and corporations is subject to limitations. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of our common stock pursuant to the Reverse Stock Split are generally subject to information reporting and may be subject to backup withholding at the applicable rate (currently 24%) if the holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Vote required

Approval of the Reverse Stock Split Proposal requires the affirmative vote of holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) on the proposal at the Special Meeting. Abstentions will have no effect on the proposal. No broker non-votes are expected in connection with the proposal.

Board recommendation

The board unanimously recommends a vote FOR the Reverse Stock Split Proposal.

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PROPOSAL 2 — INCREASE OF AUTHORIZED SHARES OF COMMON STOCK

General

The Board has unanimously approved, declared advisable, and recommended that our stockholders approve, an amendment to our Certificate of Incorporation, as amended, in substantially the form attached hereto as Annex B  (the “Authorized Shares Amendment”), to increase the number of authorized shares of our common stock from 100,000,000 to 1,000,000,000. The text of the Authorized Shares Amendment is subject to modifications to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the Authorized Shares Proposal.

Following stockholder approval of the Authorized Shares Proposal, the increase in authorized shares of our common stock would become effective upon the filing of the Authorized Shares Amendment with the Secretary of State of the State of Delaware, or such later effective time as is specified in such Authorized Shares Amendment as permitted under Delaware law. The exact timing of the amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders.

Capitalization

Common Stock

As of September [XX], 2025, the record date, the Company was authorized to issue up to 100,000,000 shares of common stock, par value $0.001 per share, [17,781,919] of which were issued and outstanding, [702,736] reserved for issuance under our equity compensation plans, and [1,133,625] reserved for issuance in connection with our outstanding warrants. Accordingly, as of September [XX], 2025, the record date, there were [80,381,720] shares of our common stock available for all other corporate purposes, such as additional capital-raising activities or potential acquisitions, prior to the addition of the shares for which we are seeking approval pursuant to this proposal.

Preferred Stock

In addition to our authorized shares of common stock, we are authorized to issue up to 5,000,000 shares of preferred stock, par value of $0.001 per share, of which none are issued and outstanding and of which 500,000 shares are designated Series A Junior Participating Preferred Stock. The Authorized Shares Proposal will not change the total number of authorized shares of our preferred stock.

The following table illustrates the effect of the Authorized Shares Amendment on the capitalization of the Company. This table does not show the effect of the Reverse Stock Split (if approved by the stockholders and implemented by our Board).

	As of the record date	Upon Effectiveness of Authorized Shares Amendment
Authorized shares of common stock	100,000,000	1,000,000,000
Authorized shares of preferred stock	5,000,000	5,000,000
Outstanding shares of common stock	[17,781,919]	[17,781,919]
Shares of common stock reserved for issuance under equity compensation plans	[702,736]	[702,736]
Shares of common stock subject to outstanding warrants	[1,133,625]	[1,133,625]
Shares of common stock available for issuance	[80,381,720]	[980,381,720]

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Rationale for the Authorized Shares Amendment

Over the past several years, we have used shares of our common stock, among other things, to engage in financings, incentivize and compensate employees and other service providers, to engage in a transaction that involved a change of control and transformed our business, and for other general corporate purposes. Our board believes that it is in the best interests of our company to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for potential business needs, including recently announced strategic initiatives in connection with the continuation of our business.

The increase in the number of authorized but unissued shares of common stock would enable us, without the expense and delay of seeking stockholder approval, to issue shares from time to time as may be required for proper business purposes.

We anticipate that we may issue additional shares of common stock in the future in connection with one or more of the following:

(1)	financing transactions, such as public or private offerings of common stock or convertible securities;

(2)	strategic investments and transactions;

(3)	grants under our equity incentive plans; and

(4)	other corporate purposes that have not yet been identified.

As previously announced, the board is contemplating a continuation of the Company’s business following the consummation of the asset purchase agreement entered into by the Company on July 17, 2025. We believe that the approval of the Authorized Shares Amendment will increase the Company’s chances to pursue strategic initiatives that the board deems to be in the interest of the Company and its stockholders, in addition to the sale of its legacy business. However, we cannot guarantee that any of the strategic initiatives will be consummated following the approval of the Authorized Shares Amendment. We, nevertheless, believe that the availability of additional authorized shares of our common stock will afford us the needed flexibility in acting upon financing transactions to strengthen our financial position or engaging in strategic activities without using cash. Unless required by applicable law or stock exchange rules, no further vote of the holders of common stock will be required with respect to any such transaction.

Potential effects of the Authorized Shares Amendment

General

The additional shares of common stock for which authorization is sought would be identical in powers, privileges, and rights to the shares of common stock that are now authorized. Holders of common stock do not have preemptive rights to subscribe to additional securities that we may issue.

Dilutive effect

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.

Anti-takeover effect

The Authorized Shares Amendment could, under certain circumstances, have an anti-takeover effect. Our Board might be able to delay or impede a takeover or transfer of control of our Company by causing such additional authorized but unissued shares to be issued to holders who might side with our Board in opposing a takeover bid that the Board determines is not in the best interests of our Company and our stockholders. The Authorized Shares Proposal could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempts, the Authorized Shares Proposal could limit the opportunity for our stockholders to dispose of their shares at a higher price generally available in takeover attempts or that may be available under a merger proposal.

Our board has not proposed an increase in the number of authorized shares with the intention of discouraging tender offers or takeover attempts.

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Reservation of right to abandon the Authorized Shares Amendment

Our board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Authorized Shares Amendment if, at any time prior to effectiveness of the Authorized Shares Amendment, the board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Authorized Shares Amendment. By voting in favor of the Authorized Shares Proposal, you are expressly also authorizing the board to delay or abandon the Authorized Shares Amendment. If our Board does not effect any Authorized Shares Amendment on or prior to the one-year anniversary of the Special Meeting, stockholder approval would again be required prior to implementing any increase in the shares of our common stock authorized for issuance.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights under Delaware law or the Certificate of Incorporation with respect to the Authorized Shares Amendment, and we will not independently provide our stockholders with any such right.

Vote required

Approval of the Authorized Shares Proposal requires the affirmative vote of holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) on the proposal at the Special Meeting. Abstentions will have no effect on the proposal. No broker non-votes are expected in connection with the proposal.

Board recommendation

The board unanimously recommends a vote FOR the approval of the Authorized Shares Proposal.

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PROPOSAL 3 — INCREASE OF THE SHARES AVAILABLE UNDER
THE SONIM TECHNOLOGIES, INC. 2019 EQUITY INCENTIVE PLAN

General

On September [XX], 2025, our Board approved an amendment to the Sonim Technologies, Inc. 2019 Equity Incentive Plan, as amended (the “EIP” or “2019 Plan”), subject to stockholder approval, and accordingly, the Board directed that such amendment be submitted to the stockholders for approval at the Special Meeting. The amendment would increase the number of authorized shares of our common stock available for issuance under the 2019 Plan as of the record date by 1,000,000 shares: from 1,874,054 shares to 2,874,054 shares. No other changes are being made to the 2019 Plan. The proposed 2019 Plan, as amended and restated assuming this proposal is approved by our stockholders, is included as Annex C hereto.

Stockholder approval of the amendment to the 2019 Plan is being sought in order to (i) meet Nasdaq listing requirements and (ii) allow for incentive stock options to meet the requirements of the Internal Revenue Code of 1986, as amended (the “Code”). For additional information regarding our current officer and director compensation, see the section titled “Executive and Director Compensation.” We also encourage you to review the section titled “Equity compensation plan information” for more information with regard to all our equity compensation plans.

If our stockholders approve this proposal, the amendment to the 2019 Plan will become effective as of the date of the Special Meeting. We intend to file a Registration Statement on Form S-8 to register additional shares available for issuance under the 2019 Plan as a result of the amendment. If our stockholders fail to approve this proposal, the 2019 Plan will remain as is without any changes thereto.

As of September [XX], 2025, the record date, the number of shares of our common stock authorized for issuance but unissued under the 2019 Plan was [43,927]. As of the record date, the Company has outstanding stock options to purchase approximately [658,809] shares of common stock and no shares of common stock subject to outstanding restricted stock units, all of which were granted under the 2019 Plan and various other prior plans.

Reasons to vote approve the proposal

Equity awards are an important part of our compensation philosophy

Our board believes that it is very important that our eligible employees, consultants, and directors (collectively, “Participants”) receive part of their compensation in the form of equity awards to foster their investment in us, reinforce the link between their financial interests and those of our other stockholders, and maintain a competitive compensation program. Equity compensation fosters a Participant ownership culture, motivates Participants to create stockholder value and, because the awards are typically subject to vesting and other conditions, promotes a focus on long-term value creation. The equity incentive programs we have in place have worked to build stockholder value by attracting and retaining extraordinarily talented employees, consultants, and directors. The board believes we should continue to offer competitive equity compensation packages in order to attract and motivate the talent necessary for our continued growth and success.

We expect to expand our team and anticipate the eventual growth of our business

The purposes of the 2019 Plan are to attract, retain, and motivate officers and key employees (including prospective employees), directors, consultants, and others who may perform services for the Company to compensate them for their contributions to the long-term growth and profits of the Company and to encourage them to acquire a proprietary interest in the success of the Company. Therefore, the remaining pool should always be sufficient if needed for new hires or other special circumstances.

The 2019 Plan combines compensation and governance best practices designed to protect our stockholders’ interests

We recognize that equity compensation awards dilute stockholder equity and must be used judiciously. Our equity compensation practices are designed to be in line with industry norms, and we believe our historical share usage has been responsible and mindful of stockholder interests. Certain provisions in the 2019 Plan are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

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Flexibility in designing equity compensation schemes. The 2019 Plan allows us to provide a broad array of equity incentives, including traditional stock option grants, stock appreciation rights, restricted stock awards, restricted stock unit (“RSU”) awards, performance stock awards, and performance cash awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2019 Plan must have an exercise price or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

Limits on non-employee director compensation. The maximum number of shares of common stock subject to awards granted under the 2019 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by us to the non-employee director during that year for service on our Board, will not exceed $600,000 in total value (calculating the value of the awards based on the grant date fair value for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to our Board, $1,000,000.

Awards are subject to forfeiture/clawback. Awards granted under our 2019 Plan are subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, we may impose other clawback, recovery, or recoupment provisions in a stock award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause. For more information about our clawback policy see the section of this proxy statement titled “Directors, Executive Officers, and Corporate Governance—Clawback policy (recoupment of erroneously awarded incentive-based compensation).”

No single trigger accelerated vesting upon change in control. The 2019 Plan does not provide for any automatic mandatory vesting of awards upon a change in control.

No liberal change in control definition. The change in control definition in the 2019 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2019 Plan to be triggered.

Termination of stock options and stock appreciation rights on a participant’s termination for cause. If a participant’s service is terminated for cause, as defined under the 2019 Plan (which includes the participant’s commission of any felony or any crime involving fraud, dishonesty, or moral turpitude and the participant’s unauthorized use or disclosure of our confidential information or trade secrets), the participant is prohibited from exercising his or her stock options and stock appreciation rights.

We manage our equity award usage carefully

The following table provides certain additional information regarding our equity incentive plans as of the record date.

As of September [XX], 2025
Total number of shares of common stock subject to outstanding stock options		[658,809	]
Weighted-average exercise price of outstanding stock options	$	[6.4483]
Weighted-average remaining term of outstanding stock options		[1.31 years]
Total number of shares of common stock subject to outstanding full value awards		—
Total number of shares of common stock available for grant under the 2019 Plan		[43,927]
Total number of shares of common stock available for grant under other equity incentive plans(1)		[25,824]
Total number of shares of common stock outstanding		[17,781,919]
Per-share closing price of common stock as reported on Nasdaq Capital Market	$	[0.57]

(1)	Represents shares issuable pursuant to our 2019 ESPP.

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The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal years 2022, 2023, and 2024, which has been retroactively adjusted to reflect the 1-for-10 reverse stock split that became effective on July 17, 2024.

	Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2022
Total number of shares of common stock subject to stock options granted	259,000	180,300	482,945
Total number of shares of common stock subject to full value awards granted	64,178	44,522	84,107
Weighted-average number of shares of common stock outstanding	4,718,141	4,278,694	3,007,669
Burn Rate (1)	7%	5%	19%

(1)	Burn rate is the summation of the total number of stock options granted and full value awards granted divided by the weighted-average shares outstanding.

Description of the 2019 Plan

The material features of the 2019 Plan (as proposed to be amended and modified and assuming that the increase of the shares authorized under the 2019 Plan is approved) are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2019 Plan. Stockholders are encouraged to read the actual text of the 2019 Plan, which is included in this proxy statement as Annex C.

Awards. The 2019 Plan provides for the grant of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other stock awards, or collectively, stock awards.

Eligibility. Employees, non-employee directors, and consultants are eligible to participate in the 2019 Plan. All of our 95 employees, four non-employee directors, and 20 consultants are currently eligible to participate in the 2019 Plan and may receive all types of stock awards, other than ISOs, under the 2019 Plan. ISOs may be granted under the 2019 Plan only to our employees in the United States.

Authorized Shares. If this proposal is approved, the total number of our common stock reserved for issuance under the 2019 Plan will not exceed 2,874,054, which number is the sum of:

(i)	18,851 shares that were approved in connection with the 2019 Plan’s initial adoption;

(ii)	the number of shares subject to outstanding stock options or other stock awards that were granted under our 2012 Equity Incentive Plan, as amended, as of the initial adoption of the 2019 Plan, to the extent such awards are forfeited, terminated, expire, or are otherwise not issued;

(iii)	30,000 shares that were approved at our 2020 annual meeting of stockholders;

(iv)	500,000 shares that were approved at our 2022 annual meeting of stockholders;

(v)	200,000 shares that were approved at our 2023 annual meeting of stockholders;

(vi)	300,000 shares that were approved at our 2024 annual meeting of stockholders;

(vii)	the entirety of the shares added pursuant to the evergreen provision of the 2019 Plan; and

(viii)	1,000,000 shares to be added pursuant to this proposal.

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Additionally, the number of shares of our common stock reserved for issuance under the 2019 Plan automatically increases on January 1 of each calendar year for ten (10) years ending on and including January 1, 2029, in an amount equal to 5% of the total number of shares of our capital stock outstanding on December 31 of the prior calendar year, unless our Board or compensation committee determines prior to the date of increase that there will be a lesser increase or no increase.

Shares subject to stock awards granted under our 2019 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under our 2019 Plan. Additionally, shares become available for future grants under our 2019 Plan if they were issued under stock awards under our 2019 Plan and we repurchase them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Plan Administration. Our Board and our Compensation Committee administer our 2019 Plan. Our Board may also delegate to one or more of our officers the authority to (i) designate employees (other than officers) to receive specified stock awards, and (ii) determine the number of shares subject to such stock awards. Under our 2019 Plan, our Board has the authority to determine and amend the terms of awards, including:

●	recipients;

●	the exercise, purchase, or strike price of stock awards, if any;

●	the number of shares subject to each stock award;

●	the fair market value of a share of our common stock in the event no public market exists for our common stock;

●	the vesting schedule applicable to the awards, together with any vesting acceleration; and

●	the form of consideration, if any, payable upon exercise or settlement of the award.

Under our 2019 Plan, our Board also generally has the authority to effect, with the consent of any adversely affected participant:

●	the reduction of the exercise, purchase, or strike price of any outstanding award;

●	the cancellation of any outstanding stock award and the grant in substitution therefor of other awards, cash, or other consideration; or

●	any other action that is treated as a repricing under generally accepted accounting principles.

Non-Employee Director Limitation. The maximum number of shares of common stock subject to awards granted under the 2019 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by us to the non-employee director during that year for service on our Board, will not exceed $600,000 in total value (calculating the value of the awards based on the grant date fair value for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to our Board, $1,000,000.

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Stock Options. ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of our 2019 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under our 2019 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator. The plan administrator determines the term of stock options granted under the 2019 Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that the exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. Except as otherwise provided in the applicable stock option agreement or other written agreement between us or any of our affiliates and the participant, options terminate immediately upon the termination of the individual’s employment for cause. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft, or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the ISO does not exceed five years from the date of grant. The maximum number of shares of our common stock that may be issued upon the exercise of ISOs under our 2019 Plan is equal to three times the aggregate number of shares reserved under the 2019 Plan.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft, or money order, past services to us, or any other form of legal consideration (including future services) that may be acceptable to our Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ceases for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Performance Awards. The 2019 Plan permits the grant of performance awards. A performance award is a stock or cash award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by the plan administrator.

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Performance goals under the 2019 Plan are based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) subscriber satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) the number of subscribers, including but not limited to unique subscribers; (34) employee retention; and (35) other measures of performance selected by the plan administrator.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the plan administrator at the time the performance goals are established, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under our 2019 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Other Stock Awards. Our plan administrator may grant other awards based in whole or in part by reference to our common stock. Our plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (i) the class and the maximum number of shares reserved for issuance under our 2019 Plan, (ii) the class and the maximum number of shares that may be issued upon the exercise of ISOs, and (iii) the class and the number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. Our 2019 Plan provides that in the event of certain specified significant corporate transactions including: (i) a sale of all or substantially all of our assets, (ii) the sale or disposition of more than 50% of our outstanding securities, (iii) the consummation of a merger or consolidation where we do not survive the transaction and (iv) the consummation of a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding prior to such transaction are converted or exchanged into other property by virtue of the transaction, each outstanding award will be treated as the plan administrator determines unless otherwise provided in an award agreement or other written agreement between us and the award holder. The plan administrator may take one of the following actions with respect to such awards:

●	arrange for the assumption, continuation, or substitution of a stock award by a successor corporation;

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●	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

●	accelerate the vesting, in whole or in part, of the stock award and provide for its termination prior to the transaction;

●	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;

●	cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for such cash consideration, if any, as the plan administrator may deem appropriate; or

●	make a payment, in the form determined by the plan administrator, equal to the excess, if any, of the value of the property the participant would have received on exercise of the awards before the transaction over any exercise price payable by the participant in connection with the exercise, multiplied by the number of shares subject to the stock award. Any escrow, holdback, earnout, or similar provisions in the definitive agreement for the transaction may apply to such payment to the holder of a stock award to the same extent and in the same manner as such provisions apply to holders of our common stock.

The plan administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner in the event of a corporate transaction.

In the event of a change in control, awards granted under our 2019 Plan will not receive automatic acceleration of vesting and/or exercisability, although this treatment may be provided for in an award agreement or in any other written agreement between us and the participant. Under our 2019 Plan, a change in control generally will be deemed to occur in the event: (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a merger, consolidation, or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity; (iii) a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders; or (iv) an unapproved change in the majority of our Board.

Transferability. A participant generally may not transfer stock awards under our 2019 Plan other than by will, the laws of descent and distribution, or as otherwise provided under our 2019 Plan.

Term, Termination, and Amendment. Unless sooner terminated by our Board, the 2019 Plan will terminate on the tenth anniversary of the date our Board originally adopted our 2019 Plan, or March 26, 2029. No award will be granted after termination of the 2019 Plan (or if it is suspended by our Board), but awards outstanding upon termination of the 2019 Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2019 Plan. Our Board has the authority to amend, suspend, or terminate our 2019 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders.

U.S. federal income tax consequences

The following is a summary of the principal United States federal income tax consequences to Participants and us with respect to participation in the 2019 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state, or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2019 Plan. The 2019 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.

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Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2019 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

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Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To conform to the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Limitation on the Employer’s Compensation Deduction

Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.

The discussion above is intended only as a summary and does not purport to be a complete discussion of all potential tax effects relevant to recipients of awards under the 2019 Plan. Among other items this discussion does not address are tax consequences under the laws of any state, locality, or foreign jurisdiction, or any tax treaties or conventions between the United States and foreign jurisdictions. This discussion is based upon current law and interpretational authorities which are subject to change at any time.

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New plan benefits under 2019 Plan

Grants of awards under the 2019 Plan to our executive officers, employees, and other eligible Participants are subject to the discretion of our board or its Compensation Committee, as applicable. As of the date of this proxy statement, no awards have been granted under the 2019 Plan subject to the stockholder approval of the amendment to the 2019 Plan sought in this proposal. Therefore, it is not possible to determine the future benefits that will be received by the participants under the 2019 Plan other than with respect to the value of RSUs that will be received by our non-employee directors. Additionally, following our 2025 annual meeting of stockholders, there were insufficient shares of our common stock to issue awards with a value of $60,000 each to our non-employee directors, and cash awards with the vesting schedules were issued to resemble the mechanics of restricted stock units.

Accordingly, the table below provides information solely with respect to our non-employee directors in connection with awards granted following the 2026 annual meeting, as well as the non-executive chairman of the board following the 2025 annual meeting.

Name and Position	Dollar value ($)(1)		Number of Shares
Peter Hao Liu, Chief Executive Officer	—		—
Clay Crolius, Chief Financial Officer	—		—
Charles Becher, Chief Commercial Officer and General Manager of North America	—		—
All executive officers as a group (three persons)	—		—
Non-employee directors as a group (four persons)	340,000	(2)	—	(3)
All employees as a group, other than executive officers	—		—

(1)	Represents grant date fair value of award.

(2)	In accordance with our non-employee director compensation policy, each non-employee director who will continue to serve as a non-employee director immediately following the annual meeting will automatically be granted an award of RSUs on the date of our annual meeting, with the number of RSUs determined by dividing (i) $60,000 by (ii) the closing trading price of our common stock on the grant date. Additionally, the non-executive chairman of the Board will also be entitled to receive additional RSUs determined by dividing (i) $50,000 by (ii) the closing trading price of our common stock on the grant date, which is the anniversary of the attainment of the status of the non-executive chairman of our board and is currently expected to be November 12, 2025, and 2026, respectively.

(3)	As described in the footnote (2) above, for non-employee directors, the number of shares reflects the number of restricted stock units granted following the annual meeting or the date of the RSU grant to the chairman of the board. Accordingly, the number of shares is not included in the table.

Consequences of failing to approve the proposal

If the amendment to increase the number of shares authorized under our 2019 Plan is not approved by stockholders, the 2019 Plan will continue in full force and effect in accordance with its terms. Once the share reserve under the 2019 Plan is exhausted, we may elect to provide compensation through other means, such as cash-settled awards or other cash compensation, to assure that Sonim and its affiliates can attract and retain qualified personnel.

Vote required

Approval of the Equity Incentive Plan Increase Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote against the proposal. Broker non-votes will have no effect on this proposal.

Board recommendation

The board unanimously recommends a vote FOR the approval of the Equity Incentive Plan Increase Proposal.

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PROPOSAL 4 — ADJOURNMENT PROPOSAL

General

If at the Special Meeting the number of shares voting in favor of the approval of the Reverse Stock Split Proposal, the Authorized Shares Proposal, or the Equity Incentive Plan Increase Proposal is insufficient to approve such proposals, we intend to move to adjourn the Special Meeting in order to enable the board to solicit additional proxies in respect of the approval of such proposals. In that event, we may ask the stockholders to vote only upon the Adjournment Proposal during such portion of the Special Meeting.

We are asking that you approve the Adjournment Proposal, which will authorize the adjournment of the Special Meeting, if necessary or appropriate, from time to time, to a later date or dates, even if a quorum is present, to solicit additional proxies. If the stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Authorized Shares Proposal, or the Equity Incentive Plan Increase Proposal, including the solicitation of proxies from stockholders that have previously voted.

Vote required

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote against the proposal. Broker non-votes will have no effect on this proposal.

Board recommendation

The Board unanimously recommends a vote FOR the approval of the Adjournment Proposal.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive compensation

Our NEOs for the year ended December 31, 2024, consisted of three individuals:

(i)	Peter Liu, our current Chief Executive Officer, who served as our principal executive officer during the year ended December 31, 2024;

(ii)	Clay Crolius, our current Chief Financial Officer, who was serving as our executive officer at the end of the fiscal year ended December 31, 2024; and

(iii)	Charles Becher, our Chief Commercial Officer, who was serving as our executive officer at the end of the fiscal year ended December 31, 2024.

Summary compensation table

The following table sets forth information regarding compensation earned during the years ended December 31, 2024 and December 31, 2023 by our NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Peter Hao Liu	2024	$450,000	$175,630	$—	$47,288	(2)	$672,918
Chief Executive Officer	2023	$450,000	$180,000	$—	$47,226	(2)	$677,226
Clay Crolius	2024	$320,000	$93,669	$89,352	$—		$503,021
Chief Financial Officer	2023	$323,750	$96,000	$157,520	$—		$577,270
Charles Becher	2024	$400,000	$345,144	$—	$—		$745,144
Chief Commercial Officer and General Manager of North America	2023	$400,000	$275,000	$—	$—		$675,000

(1)	This column reflects the full grant date fair value for stock awards or options, respectively, granted during the fiscal year as measured pursuant to ASC Topic 718 as stock-based compensation in our consolidated financial statements. The grant date fair value of stock awards was based on the closing price per share of our common stock on the applicable grant date. These amounts do not necessarily correspond to the actual value that may be recognized from the stock options and stock awards by the NEOs.

(2)	Amount reported primarily consists of a housing and car allowance for Mr. Liu.

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Outstanding equity awards at December 31, 2024

The following tables provide information about outstanding equity awards held by each of our named executive officers as of December 31, 2024. Awards for the named executive officers were granted under our 2019 Equity Incentive Plan.

		Option Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Peter Hao Liu	6/30/2015	67	—		150.00	06/30/2025
	12/2/2019	500	—		248.00	12/01/2029
	11/18/2022	150,903	150,540	(2)	4.188	10/26/2032
Clay Crolius	1/27/2023	10,000	—		4.940	1/27/2033
	11/24/2023	20,000	—		7.000	11/24/2033
	4/8/2024	—	17,000	(3)	6.154	4/8/2034
Charles Becher	11/18/2022	10,000	17,500	(4)	4.188	10/26/2032

(1)	All vesting is subject to the recipient’s continued service through the applicable vesting date and is subject to accelerated vesting in certain circumstances. For additional discussion, please see “Agreements with our Named Executive Officers” and “Potential payments upon termination or change in control.”

(2)	The stock options vest in 10 equal quarterly installments beginning on January 14, 2024, and ending on April 14, 2026.

(3)	The stock options vest in three (3) equal yearly installments beginning April 8, 2025.

(4)	The stock options vest in 11 equal quarterly installments commencing on February 29, 2024, and ending on August 29, 2026

Stock Awards(1)
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

—	—	—	$—

(1)	All vesting is subject to the recipient’s continued service through the applicable vesting date and is subject to accelerated vesting in certain circumstances. For additional discussion, please see “Agreements with our Named Executive Officers” and “Potential payments upon termination or change in control.”

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Agreements with our Named Executive Officers

Set forth below are descriptions of our employment agreements with our named executive officers. For a discussion of the severance pay and other benefits to be provided in connection with a potential termination of employment and/or a change in control under the arrangements with our named executive officers, see “Potential payments upon termination or change in control.”

Mr. Liu

On December 8, 2023, the Company entered an amended and restated employment agreement with Mr. Liu (the “Liu Employment Agreement”), which superseded his previous employment arrangements. Under the Liu Employment Agreement, Mr. Liu receives an annual base salary of $450,000. Additionally, Mr. Liu is eligible to participate in our EIP in connection with Mr. Liu’s equity awards. Mr. Liu received stock option grants (subject to applicable vesting periods), to purchase in the aggregate a total of 401,443 shares of the Company’s common stock (the “Options”) granted pursuant to the EIP. Each Option vests over four (4) years, with one-fourth (1/4th) of the shares underlying such Option vesting on the one-year anniversary of the date of Mr. Liu’s appointment as CEO, and one-twelfth (1/12th) of the shares underlying such Option vesting in quarterly installments thereafter. The Options will have a maximum term of ten (10) years from each grant date and will terminate earlier upon the termination of employment prior to the ten-year period. The Liu Employment Agreement has no specified term, is on an at-will basis, and contains, inter alia, customary confidentiality, non-disparagement, and cooperation provisions. On April 2, 2025, the Company and Mr. Liu amended the Liu Employment Agreement, changing the terms of Mr. Liu’s severance in the event of a change in control, as described below under the title “Potential Payments upon Termination or Change in Control.”

Mr. Crolius

On December 8, 2023, the Company entered an amended and restated letter agreement with Mr. Crolius (the “Crolius Letter Agreement”), which superseded his previous employment arrangements. The Crolius Letter Agreement delineates the terms of Mr. Crolius’s employment: he is entitled to a base salary of $320,000 per year (the “Crolius Base Salary”), a discretionary bonus, and other benefits generally applicable to all employees of the Company. The Crolius Letter Agreement provides for the at-will employment of Mr. Crolius, references the Company’s policies, and contains other customary conditions. The Crolius Base Salary was conditioned to be retroactively effective as of November 1, 2023, and Mr. Crolius was entitled to receive a lump sum payment of the difference between the Crolius Base Salary and the base salary pursuant to his previous employment arrangements. On April 15, 2025, the Company and Mr. Crolius amended the Crolius Letter Agreement, changing the terms of Mr. Crolius’s severance in the event of a change in control, as described below under the title “Potential Payments upon Termination or Change in Control.”

Mr. Becher

On August 23, 2022, the Company and Mr. Becher entered into a letter agreement (the “Becher Letter Agreement”), delineating the terms of Mr. Becher’s employment: he is entitled to a guaranteed cash compensation of $400,000 per year consisting of a base salary and a guaranteed minimum cash incentive compensation program, a discretionary bonus, and to other benefits generally applicable to all employees of the Company. The Becher Letter Agreement provides for the at-will employment of Mr. Becher, references the Company’s policies, and contains other customary conditions. The Becher Letter Agreement provides for variable compensation and a cash bonus plan and also entitles Mr. Becher to receive options to purchase shares of our common stock (the “Becher Options”) as follows:

(i)	40,000 options to purchase shares of our common stock vesting with respect to 25% of such options on the one-year anniversary of August 29, 2022, and the remainder vesting in equal quarterly installments thereafter, each installment equal to 1/16 of the 40,000 options; and

(ii)	10,000 options to purchase shares of our common stock per year over a four-year period, in the event that revenue targets are achieved, as determined by the board of directors.

The Becher Options are subject to the terms and conditions of the EIP.

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Potential payments upon termination or change in control

Each of our NEOs is covered by arrangements that specify certain payments to be made in the event that the executive’s employment is terminated in certain circumstances. These severance benefits are intended to reflect market practices and are designed to attract, retain, and appropriately incentivize and further motivate them to contribute to our short- and long-term success for the benefit of our stockholders, particularly during uncertain times. The severance benefits of all NEOs are subject to customary conditions and applicable tax and other deductions and withholdings.

Liu Employment Agreement

If we terminate Mr. Liu’s employment without cause or if he resigns for “good reason” (as defined therein) at any time up to the twelve-month anniversary of the closing of a change in control, we must pay Mr. Liu a lump-sum cash severance payable within 30 days of his termination. Such severance will consist of:

(i)	the sum equivalent to one hundred fifty percent (150%) of his yearly base salary in effect as of his termination date, and

(ii)	a guaranteed pro-rated bonus.

Crolius Letter Agreement

If we terminate Mr. Crolius’s employment without cause or if he resigns for “good reason” (as defined therein) at any time up to the twelve-month anniversary of the closing of a change in control, we must pay Mr. Crolius a lump-sum cash severance payable within 30 days of his termination. Such severance will consist of:

(i)	a sum equivalent to six (6) months of his base salary in effect as of his termination date; and

(ii)	a guaranteed pro-rated bonus.

Becher Letter Agreement

If we terminate Mr. Becher’s employment without cause or if he resigns for “good reason” (as defined therein) outside the context of a change in control, we must pay Mr. Becher a severance. Such severance will consist of:

(i)	six (6) months of salary continuation; and

(ii)	six (6) months of COBRA reimbursement.

However, if we terminate Mr. Becher’s employment without cause or if he resigns for “good reason” at any time up to the thirteen-month anniversary of the closing of a change in control, the severance will consist of:

(i)	twelve (12) months of salary continuation;

(ii)	six (6) months of COBRA reimbursement; and

(iii)	accelerated vesting of all unvested equity awards under the EIP that would have otherwise vested within four years of the termination date.

Pension benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or defined benefit retirement plan sponsored by us during 2024.

Nonqualified deferred Compensation

Our named executive officers did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during 2024.

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Employee benefit plans

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our executive officers with the financial interests of our stockholders. In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain and motivate executive officers and encourages them to devote their best efforts to our business and financial success. Vesting of equity awards (other than awards granted in lieu of cash salary or bonus) is generally tied to continuous service with us and serves as an additional retention measure. Our executive officers generally are awarded an initial new hire grant upon commencement of employment.

Each of our named executive officers currently employed by us holds equity awards under our 2019 Equity Incentive Plan that were granted subject to the general terms thereof and the applicable forms of award agreement thereunder. The specific vesting terms of each named executive officer’s equity awards are described under “Outstanding equity awards at December 31, 2024.”

Prior to our initial public offering, we granted all equity awards pursuant to our 2012 Equity Incentive Plan. We currently grant all equity awards pursuant to our 2019 Equity Incentive Plan. All options are granted with a per share exercise price equal to no less than the fair market value of a share of our common stock on the date of the grant. All options have a maximum term of up to 10 years from the date of grant, subject to earlier expiration following the cessation of an executive officer’s continuous service with us.

Options generally remain exercisable for three months following an executive officer’s termination, except in the event of a termination for cause or due to disability or death. Restricted stock unit awards (“RSUs”) generally vest annually over 4 years (other than awards granted in lieu of cash salary or bonus, which may be vested at grant), subject to the continued service with us through each vesting date.

Health and welfare benefits

We pay premiums for medical insurance, dental insurance, and vision insurance for all full-time employees, including our named executive officers. These benefits are available to all full-time employees, subject to applicable laws.

401(k) Plan

We maintain a defined contribution retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax, or after-tax, basis, up to the statutorily prescribed annual limits on contributions under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan. We currently provide a matching contribution under the 401(k) plan.

Director compensation

The following table sets forth information regarding compensation earned during the year ended December 31, 2024, by our non-employee directors who served as directors during such year. Mr. Liu, our Chief Executive Officer, serves on our board of directors but does not receive compensation for his service as a director and the compensation paid to Mr. Liu for his service as an employee during the year ended December 31, 2024, is set forth in the “Summary compensation table” above.

Name	Fees earned or Paid in Cash ($)	Stock awards(1) ($)		Option awards(1) ($)	Total ($)
Current Directors
Michael Mulica(3)	100,000	160,000	(2)	—	260,000
Jeffrey Wang(3)	35,000	60,000	(2)	—	95,000
Jack Steenstra(3)	55,000	60,000	(2)	—	115,000
James Cassano(3)	55,000	60,000	(2)	—	115,000

(1)	This column reflects the full grant date fair value for stock awards granted during the year ended December 31, 2024 as measured pursuant to ASC Topic 718 as stock-based compensation in our consolidated financial statements. The grant date fair value of stock awards was based on the closing price per share of our common stock on the applicable grant date. These amounts do not necessarily correspond to the actual value that may be recognized from the stock awards by the non-employee directors.

(2)	Following the 2024 annual meeting of the Company’s stockholders, each non-employee director was awarded 7,895 RSUs on June 20, 2024 having a grant date fair value of $60,000.

(3)	As of December 31, 2024, each non-employee director held the following number of unvested RSUs:

(i)	Mr. Mulica — 22,019; and
(ii)	Mr. Wang, Mr. Steenstra, and Mr. Cassano — 11,022.

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Non-employee director compensation policy

We maintain a non-employee director compensation policy pursuant to which our non-employee directors are eligible to receive compensation for service on our board of directors and committees of our board of directors. Our board of directors or Compensation Committee may amend the non-employee director compensation policy from time to time. Effective as of January 1, 2024, our board of directors amended and restated the Non-Employee Director Compensation Policy.

Equity Compensation

Each new non-employee director who joins our Board of Directors is granted an initial award of RSUs under the EIP, having a grant date fair market value of $60,000. If a non-employee director is appointed or elected to our board of directors other than in connection with an annual meeting of stockholders, then such non-employee director shall be awarded the full initial grant upon such non-employee director’s appointment or election, and the annual grant to be awarded to such non-employee director at the first annual meeting of stockholders following such appointment or election shall be pro-rated for the number of months served prior to such annual meeting of stockholders.

Each of our non-employee directors continuing to serve on the board of directors also receives an annual equity award of RSUs under the EIP. On June 20, 2024, Messrs. Mulica, Cassano, Steenstra, and Wang each received an RSU grant of 7,895 RSUs, having a grant date fair value of $60,000, vesting in one installment on the earlier of the first anniversary of the grant date or immediately prior to the 2025 annual meeting of stockholders.

The non-executive chairperson of our board of directors receives an additional annual equity award of RSUs having a grant date fair market value of $50,000 under the EIP. On January 9, 2024, Mr. Mulica received an RSU grant related to his November 12, 2023 appointment to non-executive chairperson of the board of directors of 6,668, retroactively adjusted for the Reverse Stock Split, vesting in one installment on the anniversary of his appointment, having a grant date fair value of $50,000. On November 12, 2024, Mr. Mulica received an RSU grant of 14,124 vesting in one installment on the first anniversary of the grant date, having a grant date fair value of $50,000.

Each RSU award granted under the policy will fully vest upon a change of control or the non-employee director’s death or disability.

Cash Compensation

Each non-employee director receives an annual cash retainer of $35,000 for serving on our board of directors. The non-executive chairperson of our board of directors receives an additional annual cash retainer of $50,000.

The chairperson and members of the three principal standing committees of our board of directors are entitled to the following annual cash retainers:

Board Committee	Chairperson Fee	Member Fee
Audit Committee	$15,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	$7,500	$3,750

All annual cash compensation amounts will be payable in equal quarterly installments in arrears, pro-rated based on the days served in the applicable fiscal quarter.

We also reimburse all reasonable out-of-pocket expenses incurred by non-employee directors for their attendance at meetings of our board of directors or any committee thereof.

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Equity compensation plan information

The following table provides certain information with respect to all of Sonim’s equity compensation plans in effect as of December 31, 2024:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	823,456	(1)	$6.4834	(2)	424,871	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	823,456		$6.4834		424,871

(1)	The aggregate number consists of the following:

(i)	1,301 shares subject to options to purchase common stock issued pursuant to our 2012 Equity Incentive Plan as of December 31, 2024;

(ii)	754,193 shares subject to options to purchase common stock issued pursuant to our 2019 Equity Incentive Plan as of December 31, 2024; and

(iii)	67,962 shares issuable upon vesting of outstanding RSUs issued pursuant to our 2019 Equity Incentive Plan as of December 31, 2024.

(2)	This weighted average exercise price does not reflect shares that will be issued upon the vesting of outstanding RSUs.

(3)	Includes 404,047 shares authorized for future issuance under our 2019 Equity Incentive Plan and 20,824 shares authorized for future issuance under our 2019 Employee Stock Purchase Plan as of December 31, 2024.

Under the 2019 Employee Stock Purchase Plan, the number of shares of common stock reserved for issuance automatically increases on January 1 of each calendar year for 10 years, starting January 1, 2020, and ending on, and including, January 1, 2029, in an amount equal to the lesser of 1% of the total number of shares of capital stock outstanding on December 31st of the prior calendar year, and (ii) 5,000 shares, unless the Board of Directors or Compensation Committee determines prior to such date that there will be a lesser increase, or no increase. Effective January 1, 2025, 5,000 additional shares were added to the 2019 Employee Stock Purchase Plan, provided that such shares have not been registered by means of filing a Registration Statement on Form S-8.

Under the 2019 Equity Incentive Plan, the number of shares subject to outstanding stock options or other stock awards that were granted under the 2012 Option Plan that are forfeited, terminated, expire, or are otherwise not issued are available for issuance. Additionally, the number of shares of common stock reserved for issuance under the 2019 Equity Incentive Plan automatically increases on January 1 of each calendar year for 10 years, starting January 1, 2020 and ending on and including January 1, 2029, in an amount equal to 5% of the total number of shares of capital stock outstanding on December 31 of the prior calendar year, unless the board of directors or Compensation Committee determines prior to the date of increase that there will be a lesser increase, or no increase. Effective January 1, 2025, 249,193 additional shares were added to the 2019 Equity Incentive Plan. Subject to certain express limits of the 2019 Equity Incentive Plan, shares available for award purposes under the 2019 Equity Incentive Plan generally may be used for any type of award authorized under that plan, including options, stock appreciation rights, restricted stock, RSUs, performance-based stock or cash awards or other similar rights to purchase or acquire shares of our common stock.

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Pay versus performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing information about the relationship between executive compensation actually paid to our PEO and the non-PEO NEOs (as calculated in accordance with Item 402(v) of Regulation S-K) and certain financial performance of the Company for each of the last three completed fiscal years.

Pay versus performance table

Fiscal Year(1)	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (2)(3)	Average Summary Compensation Table Total for non-PEO NEOs	Average Compensation Actually Paid to non-PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income $(M)
2024	$672,918	$(134,334)	$624,083	$513,490	$34.23	$(33.65)
2023	$677,266	$2,136,138	$626,135	$688,442	$79.72	$(0.09)
2022	$1,986,962	$1,975,045	$420,553	$409,019	$46.08	$(14.09)

(1)	The PEO in all reporting years is Hao (Peter) Liu. The non-PEO NEOs in the 2024 and 2023 reporting years are Clay Crolius and Charles Becher. The non-PEO NEOs in the 2022 reporting year are Clay Crolius, Charles Becher and Robert Tirva.

(2)	Amounts reflect Summary Compensation Table (“SCT”) Total Pay for our PEO and non-PEO NEOs for each corresponding year.

(3)	The Compensation Actually Paid to our PEO and non-PEO NEOs reflects the following adjustments required by applicable SEC rules from total compensation reported in the SCT:

	PEO: Liu, Hao (Peter)
Prior Fiscal Year-End	12/31/2021	12/31/2022	12/31/2023
Current Fiscal Year-End	12/31/2022	12/31/2023	12/31/2024
Fiscal Year	2022	2023	2024
SCT Total	$1,986,962	$677,266	$672,918
(Minus): Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(1,501,393)	$0	$0
Plus: Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$1,445,577	$0	$0
Plus: Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$(2,346)	$681,465	$(610,049)
Plus: Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$47,046	$0	$0
Plus: Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(801)	$777,407	$(197,203)
(Minus): Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0
Compensation Actually Paid	$1,975,045	$2,136,138	$(134,334)

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	Non-PEO NEOs
Prior Fiscal Year-End	12/31/2021	12/31/2022	12/31/2023
Current Fiscal Year-End	12/31/2022	12/31/2023	12/31/2024
Fiscal Year	2022	2023	2024
SCT Total	$420,553	$626,135	$624,083
(Minus): Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(87,981)	$(78,760)	$(44,676)
Plus: Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$48,383	$91,269	$19,886
Plus: Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$0	$37,406	$(35,262)
Plus: Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$38,115	$0	$0
Plus: Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(10,049)	$12,392	$(50,540)
(Minus): Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0
Compensation Actually Paid	$409,019	$688,442	$513,490

Relationship between CAP and TSR

The graph below reflects the relationship between the PEO and Average Non-PEO NEO CAP and the Company’s cumulative indexed Total Shareholder Return (“TSR”) (assuming an initial fixed investment of $100) for the fiscal years ended December 31, 2022, 2023 and 2024:

Relationship between CAP and net income (loss)

The graph below reflects the relationship between the PEO and Average Non-PEO NEO CAP and the Company’s net income (loss) for the fiscal years ended December 31, 2022, 2023 and 2024:

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September [XX], 2025, the record date for the Special Meeting, by:

●	each of our named executive officers;

●	each of our directors;

●	all of our current directors and executive officers as a group; and

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

We have based our calculation of the percentage of beneficial ownership on [17,781,919] shares of our common stock outstanding as of September [XX], 2025. In accordance with SEC rules, we have deemed shares of our common stock subject to stock options, warrants, or other rights that are currently exercisable or exercisable within sixty (60) days of September [XX], 2025, and shares of our common stock underlying RSUs that are currently releasable or releasable within sixty (60) days of September [XX], 2025 to be outstanding and to be beneficially owned by the person holding the common stock options or RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Sonim Technologies, Inc., 4445 Eastgate Mall, Suite 200, San Diego, CA 92121. The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

	Shares Beneficially Owned
Beneficial Owner Name	Number	Percentage
Directors and Named Executive Officers
James Cassano	49,126	*
Peter Liu(1)	514,528	2.85%
Mike Mulica	73,292	*
Jack Steenstra	49,139	*
George Thangadurai	723	*
Clay Crolius(2)	66,625	*
Charles Becher(3)	80,168	*
All current executive officers and directors as a group (7 persons)(4)	833,601	4.61%
Five Percent Holders
AJP Holding Company, LLC(5)	1,968,647	11.07%
Orbic North America, LLC(5)	1,968,647	11.07%
Laurence W. Lytton(6)	987,465	5.55%
CVI Investments, Inc.(7)	1,000,000	5.62%
L1 Capital Global Opportunities Master Fund, Ltd.(8)	1,000,000	5.62%
1 Main Capital Management, LLC(9)	908,410	5.07%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

(1)	Includes options to purchase 245,140 shares of common stock exercisable within 60 days of September [XX], 2025.

(2)	Includes options to purchase 35,667 shares of common stock exercisable within 60 days of September [XX], 2025.

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(3)	Includes options to purchase 17,500 shares of common stock exercisable within 60 days of September [XX], 2025.

(4)	Includes options to purchase 298,307 shares of common stock exercisable within 60 days of September [XX], 2025.

(5)	Based solely on (A) a Schedule 13D/A filed with the SEC on June 26, 2025 (the “Orbic Group Report”), by the group consisting of (i) Jeffrey Wang, (ii) AJP Holding Company, LLC (“AJP”); (iii) Orbic North America, LLC (“Orbic); (iv) Ashima Narula, the sole member and manager of Orbic; and (v) Parveen Narula, the Chief Executive Officer of Orbic (collectively (i) through (v), the “Orbic Group”), and (B) Section 16 filings of Mr. Wang. Section 13(d) and Rule 13d-5 under the Exchange Act provide that, when two or more beneficial owners of a class of equity security registered under Section 12 agree to act together as a group for the purpose of voting equity securities of an issuer, the “group” will be deemed to have acquired beneficial ownership of all shares held by all members of the group. Consists of (i) 21,301 shares of common stock held directly by Mr. Wang (which were not disclosed in the Orbic Group Report), (ii) 1,946,346 shares of common stock held by AJP (to which the members of the Orbic Group share voting and dispositive power), and (iii) 1,000 shares of common stock held by Orbic (to which the members of the Orbic Group share voting and dispositive power). The 1,946,345 shares held by AJP are subject to a proxy agreement by and between AJP and Orbic that limits AJP’s dispositive power and grants the voting power to Orbic. Mr. Wang is the sole manager of AJP. The principal office address or business of each member of the Orbic Group is as follows: (i) for AJP and Jeffrey Wang — P.O. Box 2729, Sunnyvale, CA 94087 and (ii) for Orbic, Ashima Narula, and Parveen Narula — 555 Wireless Blvd., Hauppauge, NY 11788.

(6)	Based solely on the Schedule 13G/A filed with the SEC by Mr. Lytton on July 9, 2025. Mr. Lytton has (i) the sole voting and dispositive power with regard to 187,465 shares of common stock and (ii) shared voting and dispositive power with regard to 800,000 shares of common stock held by Lytton-Kambara Foundation (the “Foundation”), of which Mr. Lytton is the President. The amount does not include warrants to purchase 400,000 shares of common stock exercisable within 60 days of August 1, 2025, because the warrants are subject to a beneficial ownership limitation of 4.99%, which limitation restricts the holder from exercising that portion of the warrants that would result in the holder and its affiliates owning, after such exercise a number of shares of common stock in excess of the applicable beneficial ownership limitation. The address of Mr. Lytton and the Foundation is 467 Central Park West, New York, NY 10025.

(7)	Based solely on the Schedule 13G filed with the SEC by CVI Investments, Inc. (“CVI”) on July 3, 2025. CVI has shared voting and dispositive power with regard to the entirety of the shares of common stock. Heights Capital Management, Inc. (“HCM”), the investment manager to CVI, is also reported to have shared voting and dispositive power with regard to the entirety of the shares of common stock. The address of CVI is: P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands. The address of HCM is: 101 California Street, Suite 3250, San Francisco, California 94111.

(8)	Based solely on the Schedule 13G filed with the SEC by L1 Capital Global Opportunities Master Fund, Ltd. (“L1”) on July 7, 2025. L1 has sole voting and dispositive power with regard to the entirety of the shares of common stock. David Feldman and Joel Arber are the Directors of L1. The address of L1 is 161A Shedden Road, 1 Artillery Court, PO Box 10085, Grand Cayman, Cayman Islands KY1-1001.

(9)	Based solely on the Schedule 13G filed with the SEC by 1 Main Capital Management, LLC (“1 Main”) on September 4, 2025. 1 Main has sole voting and dispositive power with regard to the entirety of the shares of common stock, which includes 150,000 shares of common stock underlying warrants. 1 Main acts as the investment adviser to (i) 1 Main Capital Partners, L.P. (“Fund 1”), which holds 622,380 shares of common stock and 150,000 shares of common stock underlying warrants, and (ii) 2055 Partners L.P. (“Fund 2”), which holds 136,030 shares of common stock. Yaron Naymark is the Principal of 1 Main and has sole voting and dispositive power with regard to the entirety of the shares of 1 Main (held by Fund 1 and Fund 2). The address of 1 Main, Mr. Naymark, Fund 1, and Fund 2 is 8 Wright Street, Suite 107, Westport, Connecticut, 06880.

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OTHER MATTERS

Householding of proxy materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for notices or proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single notice or proxy statement and annual report addressed to those stockholders. This process is commonly referred to as “householding.” This process benefits both stockholders and Sonim because it can significantly reduce our printing and mailing costs and eliminates unnecessary mailings delivered to your home. It also helps the environment by conserving natural resources.

Under this procedure, we are delivering a single copy of the notice of Internet availability and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from the impacted stockholders prior to the mailing date. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

Upon written or oral request, we will deliver promptly a separate copy of a separate copy of the annual report to security holders, proxy statement, or notice of internet availability of proxy materials, as applicable, to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of a separate copy of the annual report to security holders, proxy statement, or notice of internet availability of proxy materials, as applicable, stockholders may contact our Secretary by written request to Sonim Technologies, Inc., 4445 Eastgate Mall, Suite 200, San Diego, CA 92121, or at (650) 378-8100. The same phone number and addresses may be used to notify us that you wish to receive a separate set of proxy materials in the future, or to request delivery of a single copy of our proxy materials if you are receiving multiple copies.

Stockholder proposals for the 2026 annual meeting of stockholders

Rule 14a-8 of the Exchange Act

If a stockholder would like us to consider including a proposal in our proxy statement for our 2026 annual meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our Secretary at our principal executive offices on or before February 18, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Sonim Technologies, Inc.

Attention: Secretary

4445 Eastgate Mall, Suite 200

San Diego, CA 92121

Advance notice procedure

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2026 annual meeting of stockholders under the advance notice provisions of our amended and restated bylaws, the stockholder must provide timely written notice that must be received by the Secretary at the principal executive offices of the Company, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by the Secretary at the principal executive offices of the Company:

●	no earlier than the close of business, on March 20, 2026; and

●	no later than the close of business on April 19, 2026.

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In the event that we hold our 2026 annual meeting more than 30 days before or more than 30 days after the first anniversary of the 2025 annual meeting, then written notice required by our amended and restated bylaws must be received by the Secretary at the principal executive offices of the Company:

●	no earlier than the close of business on the 120th day prior to the day of the 2026 annual meeting of stockholders; and

●	no later than the later of

(A)	the close of business on the 90th day before the 2026 annual meeting of stockholders; or

(B)	the close of business on the 10th day following the day on which the public announcement of the date of the 2026 annual meeting of stockholders was first made by us.

“Public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

In addition to satisfying the foregoing requirements of our bylaws, to comply with Rule 14a-19 under the Exchange Act (the universal proxy rules), stockholders who intend to solicit proxies in support of director nominees other than our nominees for our 2025 annual meeting of stockholders must also comply with the additional requirements of Rule 14a-19 under the Exchange Act, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees, as required by Rule 14a-19(b) under the Exchange Act.

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ANNEX A

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF SONIM TECHNOLOGIES, INC.

Sonim Technologies, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation, as amended to date, filed with the Secretary of State of the State of Delaware on May 14, 2019 (the “Amended and Restated Certificate of Incorporation”).

2. Article IV, Paragraph A of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“A.    This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 105,000,000 shares. 100,000,000 shares shall be Common Stock, having a par value per share of $0.001, and 5,000,000 shares shall be Preferred Stock, having a par value per share of $0.001.

Effective as of [●] Eastern Time on [date] (the “Effective Time”), every [●] shares of Common Stock issued and outstanding prior to the Effective Time shall, automatically and without further action by the Corporation or the holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Split, and instead, the Corporation shall pay to the stockholder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of Common Stock as reported on the Nasdaq Capital Market on the date this Certificate of Amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.”

3. This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by [●], its [●], this [date].

By:
Name:
Title:

A-1

ANNEX B

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF SONIM TECHNOLOGIES, INC.

Sonim Technologies, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation, as amended to date, filed with the Secretary of State of the State of Delaware on May 14, 2019 (the “Amended and Restated Certificate of Incorporation”).

2. Article IV, Paragraph A of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety as follows:

“A. This Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Company is authorized to issue is 1,005,000,000 shares. 1,000,000,000 shares shall be Common Stock, having a par value per share of $0.001 and 5,000,000 shares shall be Preferred Stock, having a par value per share of $0.001.”

3. This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by [●], its [●], this [date].

By:
Name:
Title:

B-1

ANNEX C

Sonim Technologies, Inc.

Amended and Restated 2019 Equity Incentive Plan

Adopted by the Board of Directors: March 2019

Approved by the Stockholders: May 2019

IPO Date/Effective Date: May 9, 2019

Amended by the Board of Directors: May 31, 2020

Approved by the Stockholders: September 29, 2020

Restated to illustrate the effect of the reverse stock split: September 15, 2021

Amended by the Board of Directors: September 15, 2022

Approved by the Stockholders: October 26, 2022

Amended by the Board of Directors: August 14, 2023

Approved by the Stockholders: September 28, 2023

Amended by the Board of Directors: May 17, 2024

Approved by the Stockholders: June 20, 2024

Amended by the Board of Directors: September [●], 2025

Approved by the Stockholders: [XX], 2025

1. General.

(a) Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Sonim Technologies, Inc. 2012 Equity Incentive Plan (the “Prior Plan”). From and after 12:01 a.m. Pacific Time on the Effective Date, no additional stock awards will be granted under the Prior Plan. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be granted under this Plan. All stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

(i) Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Pacific Time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time. Instead, that number of shares of Common Stock equal to the Prior Plan’s Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards hereunder, up to the maximum number set forth in Section 3(a) below.

(ii) In addition, from and after 12:01 a.m. Pacific Time on the Effective Date, with respect to the aggregate number of shares of Common Stock subject, at such time, to outstanding stock awards granted under the Prior Plan that (1) expire or terminate for any reason prior to exercise; (2) are forfeited or repurchased because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (3) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award (such shares the “Returning Shares”) will immediately be added to the Share Reserve as shares of Common Stock (as further described in Section 3(a) below) as and when such a share becomes a Returning Share, up to the maximum number set forth in Section 3(a) below.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d) Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2. Administration.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

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(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as provided in the Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

C-2

(x) To adopt such rules, procedures and sub-plans related to the operation and administration of the Plan as are necessary or appropriate under local laws and regulations to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement made to ensure or facilitate compliance with the laws or regulations of the relevant foreign jurisdiction).

(xi) To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles (collectively (A) through (C), an “Exchange Program”).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(x)(iii) below.

(a)	Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

C-3

3. Shares Subject to the Plan.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 2,874,054, which number is the sum of:

(A) 18,851 shares that were approved in connection with the initial adoption of the Plan on the Effective Date; plus

(B) the number of shares that remained available for issuance under the Prior Plan’s Available Reserve as of the initial adoption of the Plan on the Effective Date; plus

(C) the Returning Shares, if any, which become available for grant under this Plan from time to time; plus

(D) 30,000 shares that were approved at the Company’s 2020 Annual Meeting of Stockholders; plus

(E) the entirety of the evergreen increases under the Plan; plus

(F) 500,000 shares approved at the Company’s 2022 Annual Meeting of Stockholders; plus

(G) 200,000 shares approved at the Company’s 2023 Annual Meeting of Stockholders; plus

(H) 300,000 shares approved at the Company’s 2024 Annual Meeting of Stockholders; plus

(I) 1,000,000 shares approved at the Company’s 2025 Annual Meeting of Stockholders

(such aggregate number of shares described in (A) through (H) above, the “Share Reserve”).

In addition, the Share Reserve will automatically increase on January 1st of each calendar year, beginning on January 1 in the calendar year following the calendar year in which the IPO Date occurs and ending on (and including) January 1, 2029 (each, an “Evergreen Date”) in an amount equal to five percent (5%) of the total number of shares of Capital Stock outstanding on the last day of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the Evergreen Date of a given year to provide that there will be no increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(ii) For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.

(iii) Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant or shares of Common Stock that are surrendered to the Company pursuant to an Exchange Program, then the shares that are forfeited, repurchased or so surrendered will again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

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(c) Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be a number of shares of Common Stock equal to three (3) multiplied by the Share Reserve.

(d) Limitation on Compensation of Non-Employee Directors. During any one calendar year, no Non-Employee Director may receive Stock Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceeds $600,000 in a calendar year, increased to $1,000,000 in the calendar year of his or her initial services as a Non-Employee Director (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes). Stock Awards granted to an individual while he or she was serving in the capacity as an Employee or Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 3(d).

(e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5. Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

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(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable laws or regulations. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2) or comparable non-U.S. law. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

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(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company or to any third party designated by the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate or the Participant’s legal heirs will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date which occurs three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of the period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date which occurs 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

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(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other written agreement between the Participant and the Company, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service. If a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6. Provisions of Stock Awards other than Options and SARs.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

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(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares of Common Stock subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

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(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may but need not require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. Covenants of the Company.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan or other securities or applicable laws, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner or tax treatment of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

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8. Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be. Furthermore, to the extent the Company is not the employer of a Participant, the grant of an Award will be not establish an employment or other service relationship between the Company and the Participant.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds U.S. $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

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(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. and non-U.S. federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that (A) no shares of Common Stock are withheld with a value exceeding the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still avoiding classification of the Stock Award as a liability for financial accounting purposes), and (B) with respect to a Stock Award held by any Participant who is subject to the filing requirements of Section 16 of the Exchange Act, any such share withholding must be specifically approved by the Compensation Committee as the applicable method that must be used to satisfy the tax withholding obligation or such share withholding procedure must otherwise satisfy the requirements for an exempt transaction under Section 16(b) of the Exchange Act; (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

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(l) Exchange Program. Without prior stockholder approval, the Board may engage in an Exchange Program.

(m) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), which exercise is contingent upon the effectiveness of such Corporate Transaction with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction

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(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the per share amount (or value of property per share) payable to holders of Common Stock in connection with the Corporate Transaction, over (B) the per share exercise price under the applicable Stock Award, multiplied by the number of shares subject to the Stock Award. For clarity, this payment may be zero (U.S. $0) if the amount per share (or value of property per share) payable to the holders of the Common Stock is equal to or less than the exercise price of the Stock Award. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the holder of the Stock Award to the same extent and in the same manner as such provisions apply to the holders of Common Stock.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10. Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the Adoption Date, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11. Existence of the Plan; Timing of First Grant or Exercise.

The Plan will come into existence on the Adoption Date; provided, however, no Stock Award may be granted prior to the IPO Date (that is, the Effective Date). In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the Adoption Date.

12. Choice of Law.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means the date the Plan is adopted by the Board.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Award” means a Stock Award or a Performance Cash Award.

(d) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e) “Board” means the Board of Directors of the Company.

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(f) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(g) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate or of any statutory duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(i) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the IPO Date, either an executive officer or a Director (either, an “IPO Investor”) and/or any entity in which an IPO Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “IPO Entities”) or on account of the IPO Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

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(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the IPO Entities;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the IPO Entities; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. To the extent required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(j) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(l) “Common Stock” means, as of the IPO Date, the common stock of the Company, having one vote per share.

(m) “Company” means Sonim Technologies, Inc., a Delaware corporation.

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(n) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(o) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(p) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

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If required for compliance with Section 409A of the Code, in no event will a Corporate Transaction be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(q) “Director” means a member of the Board.

(r) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(s) “Effective Date” means the IPO Date.

(t) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(u) “Entity” means a corporation, partnership, limited liability company or other entity.

(v) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(x) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(y) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

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(aa) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(bb) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ee) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ff) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(gg) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(hh) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ii) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(kk) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ll) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(mm) “Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) subscriber satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) the number of subscribers, including but not limited to unique subscribers; (34) employee retention; and (35) other measures of performance selected by the Board.

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(nn) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board or Committee (as applicable) (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(oo) “Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).

(pp) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(qq) “Plan” means this Sonim Technologies, Inc. 2019 Equity Incentive Plan, as it may be amended from time to time.

(rr) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(ss) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(tt) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(uu) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(vv) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ww) “Securities Act” means the Securities Act of 1933, as amended.

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(xx) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(yy) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(zz) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(aaa) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(bbb) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ccc) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

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PRELIMINARY PROXY CARD. SUBJECT TO COMPLETION

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Special Meeting of Stockholders	www.proxypush.com/SONM ● Cast your vote online ● Have your Proxy Card ready ● Follow the simple instructions to record your vote

For stockholders of record as of September [XX], 2025	Phone:
[XX], 2025 9:00 AM, Pacific Time Special Meeting to be held live via the Internet - please visit www.proxydocs.com/SONM for more details.	1-866-451-4349 ● Use any touch-tone telephone ● Have your Proxy Card ready ● Follow the simple recorded instructions

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 9:00 AM, Pacific Time, September [XX], 2025.	Mail: ● Mark, sign and date your Proxy Card ● Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Peter Liu, Clayton Crolius, and Katherine Schooler (the "Named Proxies"), and each or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them, and each of them, to represent and to vote, as designated on the reverse of this proxy card, all of the shares of common stock of Sonim Technologies, Inc. that the undersigned stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9:00 a.m., Pacific Time on [XX], 2025 via a live webcast at www.proxydocs.com/SONM, and any continuation, postponement, or adjournment thereof.

The Named Proxies are authorized to vote in their discretion on any matter that the Board of Directors did not know would be presented at the Special Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and on such other business as may properly be brought before the Special Meeting of Stockholders or any continuation, postponement, or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxydocs.com/SONM

Please be sure to sign and date this proxy card and mark on the reverse side

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Sonim Technologies, Inc. Special Meeting of Stockholders

Please make your marks like this: ☒

The Board of Directors recommends you vote FOR each of the following Proposals:

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
		FOR	AGAINST	ABSTAIN
1.	Amendment of our certificate of incorporation to effect a reverse stock split of our outstanding common stock at a ratio ranging between 1-for-2 and 1-for-30, as determined by our Board of Directors in its discretion.	☐	☐	☐	FOR

2.	Amendment of our certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 1,000,000,000.	☐	☐	☐	FOR

3.	Amendment of our equity incentive plan to increase the number of available shares authorized for issuance by 1,000,000.	☐	☐	☐	FOR

4.	One or more adjournments of the Special Meeting, if necessary or appropriate, from time to time, to a later date or dates, even if a quorum is present, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve any of the above- referenced proposals 1 through 3.	☐	☐	☐	FOR

NOTE: To transact any other business properly brought before the Special Meeting or any continuation, postponement or adjournment thereof.

You must register to attend the meeting online and/or participate at www.proxydocs.com/SONM

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date